UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

Synaptics Incorporated

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on October 30, 2018. SYNAPTICS INCORPORATED SYNAPTICS INCORPORATED 1251 MCKAY DRIVE SAN JOSE, CA 95131 Meeting Information Meeting Type: Annual Meeting For holders as of: September 4, 2018 Date: October 30, 2018 Time: 9:00 AM Pacific Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/syna2018. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/syna2018 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain E52346-P12387

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy . Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 16, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/syna2018. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions. Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. E52347-P12387

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 1a. Jeffrey D. Buchanan 1b. Keith B. Geeslin 1c. James L. Whims For Against Abstain For Against Abstain The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. 2. Proposal to approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers for fiscal 2018 (“say-on-pay”). 3. Proposal to ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the Company’s independent auditor for the fiscal year ending June 29, 2019. 4. Proposal to approve an amendment to the Amended and Restated 2010 Incentive Compensation Plan, which (i) provides for an increase of 1,400,000 shares of the Company’s common stock authorized for issuance thereunder, and (ii) expressly prohibits the payout of dividends and dividend equivalents on equity awards until the underlying award has been earned or becomes vested. 5. Proposal to approve an amendment to the 2010 Employee Stock Purchase Plan, which provides for an increase of 100,000 shares of the Company’s common stock authorized for issuance thereunder. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E52348-P12387

Non-Voting Items Change of Address/Comments Please print new address or comments in the box below. SYNAPTICS INCORPORATED Annual Meeting of Stockholders October 30, 2018 9:00 AM Pacific Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Francis F. Lee and Richard A. Bergman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SYNAPTICS INCORPORATED that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Pacific Time on October 30, 2018, via live interactive webcast on the Internet at www.virtualshareholdermeeting.com/syna2018, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Authorized Signatures - This section must be completed for your instructions to be executed. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature 1 - (Please sign on line) Signature 2 - (Joint Owners) Date - (Please print date) E52349-P12387